UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6325

Dreyfus Midcap Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10 166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Midcap Index Fund, Inc.

ANNUAL REPORT October 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	UnderstandingYour Fund’s Expenses
7	ComparingYour Fund’s Expenses With Those of Other Funds
8	Statement of Investments
22	Statement of Financial Futures
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
26	Financial Highlights
27	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Important Tax Information
39	Proxy Results
40	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Midcap Index Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Midcap Index Fund, Inc., covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Thomas J. Durante, CFA, Karen Q.Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Midcap Index Fund produced a total return of 11.51%.1 The Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 12.11% for the same period.2,3

Despite bouts of heightened volatility, U.S. midcap stocks generally advanced over the reporting period as domestic and global macroeconomic conditions gradually improved.The difference in return between the fund and the S&P 400 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 400 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 400 Index by generally investing in all 400 stocks in the S&P 400 Index, in proportion to their respective weightings. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.The S&P 400 Index is composed of 400 stocks of midsize domestic companies across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 400 Index than smaller ones.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the wake of major stock market declines, resulting in attractive valuations across a number of market sectors and capitalization ranges in November 2011. By the beginning of 2012, U.S. stocks were rallying strongly amid encouraging macroeconomic developments, including domestic employment gains, a quantitative easing program in Europe that forestalled a more severe regional banking crisis, and less restrictive monetary and fiscal policies in China as local inflationary pressures waned. Meanwhile, corporate earnings generally remained strong for midsize corporations, and many companies had shored up their balance sheets. Consequently, investors grew more tolerant of risks, and were able to focus more on company fundamentals and less on the latest news headlines.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

These positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, uncertainty intensified regarding the future of U.S. fiscal policy, and measures designed to relieve fiscal pressures in Europe encountered political resistance in some countries.The summer saw the market rally resume amid more encouraging economic news, including a falling U.S. unemployment rate and the apparent start of a recovery in domestic housing markets.As a result, the S&P 400 Index ended the reporting period with solid gains. However, midcap stocks generally produced modestly lower returns than their large- and small-cap counterparts.

Financial, Industrial and Consumer Discretionary Stocks Led the Midcap Market Higher

The midcap stock market’s advance was supported by robust returns from the financials sector, which rebounded from relatively depressed levels during the reporting period. Real estate investment trusts (REITs) fared especially well as income-oriented investors turned to their high dividend yields in a low interest rate environment. REITs focusing on retail properties and apartment rentals also benefited from greater consumer spending and downsizing by an aging U.S. population, respectively. Finally, insurance companies gained value due to the industry’s ability to bolster revenues through price increases greater than the rate of inflation.

In the industrials sector, machinery producers advanced when orders increased from recovering automotive and general manufacturing industries.The consumer discretionary sector rose on the strength of improved consumer spending and confidence, which proved especially beneficial to certain retailers, including those in the pet care and farm supply categories.

The energy sector produced less robust results during the reporting period, as coal companies were hurt by competition from an increasing supply of low-cost natural gas. Likewise, energy equipment manufacturers suffered when historically low natural gas prices led to a slowdown in drilling activity. In the information technology sector, some midsize makers of semiconductors were hurt by the commoditization of their products, driving business to lower-cost producers overseas. The consumer staples sector was undermined to a degree by weakness at Green Mountain Coffee Roasters, which encountered stiffer competition in the sale of K-Cup portion packs. Finally, the for-profit education industry suffered amid greater regulatory scrutiny into their admission practices and graduation rates.

The fund successfully employed stock index futures over the reporting period to increase exposure to midcap stocks during periods of cash inflows.

Macroeconomic Headwinds Remain

Although we have been encouraged recently by positive U.S. economic developments, we believe that heightened market volatility is likely to persist in the face of ongoing global challenges.We have continued to monitor the fund’s investments in light of current market conditions. In our experience, the fund’s broadly diversified portfolio may help limit the impact on the overall portfolio of unexpected losses in individual sectors or holdings.

November 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market. Investors cannot invest directly in any index.
3 “Standard & Poor’s®,” “S&P®” and “S&P MidCap 400®” are registered trademarks of Standard & Poor’s
Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/12
	1	Year	5 Years	10 Years
Fund	11.51%		2.71%	9.73%
Standard & Poor’s MidCap 400 Index	12.11%		3.12%	10.21%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Midcap Index Fund, Inc. on 10/31/02 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Index Fund, Inc. from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

Expenses paid per $1,000†	$2.51
Ending value (after expenses)	$993.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

Expenses paid per $1,000†	$2.54
Ending value (after expenses)	$1,022.62

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

October 31, 2012

Common Stocks—97.2%	Shares		Value ($)
Automobiles & Components—.4%
Gentex	301,811		5,197,185
Thor Industries	91,448		3,477,767
			8,674,952
Banks—4.6%
Associated Banc-Corp	366,348		4,722,226
Astoria Financial	179,030		1,795,671
BancorpSouth	177,893		2,517,186
Bank of Hawaii	95,425		4,213,968
Cathay General Bancorp	153,085		2,708,074
City National	98,823		5,049,855
Commerce Bancshares	155,743		5,930,693
Cullen/Frost Bankers	128,963		7,131,654
East West Bancorp	296,779		6,318,425
First Niagara Financial Group	749,154		6,202,995
FirstMerit	229,283		3,177,862
Fulton Financial	416,623		4,049,576
Hancock Holding	180,204		5,692,644
International Bancshares	112,214		2,036,684
New York Community Bancorp	930,110		12,891,325
Prosperity Bancshares	91,229		3,818,846
Signature Bank	99,504	[a]	7,088,665
SVB Financial Group	94,396	[a]	5,341,870
Synovus Financial	1,635,583		4,007,178
TCF Financial	337,708		3,863,379
Trustmark	135,691		3,184,668
Valley National Bancorp	420,477 [b]		4,095,446
Washington Federal	228,249		3,830,018
Webster Financial	153,243		3,371,346
Westamerica Bancorporation	58,498 [b]		2,580,932
			115,621,186
Capital Goods—11.0%
Acuity Brands	89,998		5,822,871
Aecom Technology	236,831	[a]	5,084,762
AGCO	204,419	[a]	9,303,109
Alliant Techsystems	68,205		3,907,464

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
AMETEK	513,387		18,250,908
B/E Aerospace	220,413 [a]		9,938,422
Carlisle	132,850		7,379,817
CLARCOR	105,908		4,791,278
Crane	103,056		4,326,291
Donaldson	290,434		9,372,305
Esterline Technologies	64,720	[a]	3,740,169
Exelis	397,661		4,398,131
Fortune Brands Home & Security	340,707 [a]		9,689,707
Gardner Denver	102,397		7,099,184
GATX	99,827		4,138,827
General Cable	104,943	[a]	2,994,024
Graco	128,532		6,177,248
Granite Construction	72,708		2,196,509
Harsco	170,708		3,412,453
Hubbell, Cl. B	113,243		9,480,704
Huntington Ingalls Industries	105,397 [a]		4,466,725
IDEX	176,971		7,526,577
ITT	198,057		4,119,586
KBR	310,582		8,652,815
Kennametal	167,307		5,926,014
Lennox International	97,076		4,858,654
Lincoln Electric Holdings	177,287		7,688,937
MSC Industrial Direct, Cl. A	98,539		7,351,009
Nordson	119,904		7,077,933
Oshkosh	194,716	[a]	5,837,586
Regal-Beloit	88,534		5,770,646
Shaw Group	140,175	[a]	6,138,263
SPX	107,423		7,368,144
Terex	232,081	[a]	5,233,427
Timken	168,910		6,670,256
Trinity Industries	168,991		5,286,038
Triumph Group	105,996		6,934,258
United Rentals	193,828 [a]		7,881,046
URS	163,305		5,467,451

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Valmont Industries	48,942		6,612,064
Wabtec	101,009		8,272,637
Watsco	61,620	[b]	4,211,727
Woodward	126,408		4,234,668
			275,090,644
Commercial & Professional Services—2.5%
Brink’s	102,029		2,684,383
Clean Harbors	101,009	[a]	5,893,875
Copart	226,009	[a]	6,506,799
Corporate Executive Board	71,177		3,200,118
Corrections Corp. of America	212,361		7,145,948
Deluxe	108,059		3,404,939
FTI Consulting	86,902	[a]	2,255,976
Herman Miller	120,748		2,341,304
HNI	96,963		2,668,422
Manpower	168,213		6,382,001
Mine Safety Appliances	66,473		2,565,858
Rollins	140,286		3,180,284
Towers Watson & Co., Cl. A	119,620		6,424,790
Waste Connections	259,585		8,522,176
			63,176,873
Consumer Durables & Apparel—4.5%
Carter’s	106,962	[a]	5,782,366
Deckers Outdoor	80,154	[a,b]	2,294,809
Hanesbrands	207,193	[a]	6,934,750
Jarden	159,197	[a]	7,928,011
KB Home	160,001	[b]	2,556,816
MDC Holdings	81,503		3,116,675
Mohawk Industries	122,861	[a]	10,255,208
NVR	10,259	[a]	9,271,469
Polaris Industries	134,966		11,404,627
PVH	149,399		16,432,396
Tempur-Pedic International	124,404	[a,b]	3,289,242
Toll Brothers	317,264	[a]	10,472,885
Tupperware Brands	117,968		6,971,909

Common Stocks (continued)	Shares		Value ($)
Consumer Durables & Apparel (continued)
Under Armour, Cl. A	163,893	[a,b]	8,565,048
Warnaco Group	85,453	[a]	6,031,273
			111,307,484
Consumer Services—2.2%
Bally Technologies	86,643	[a]	4,325,219
Bob Evans Farms	61,328		2,334,757
Brinker International	154,570		4,760,756
Cheesecake Factory	104,396		3,451,332
DeVry	120,361	[b]	3,160,680
International Speedway, Cl. A	53,378		1,361,139
ITT Educational Services	32,668 [a,b]		702,035
Life Time Fitness	83,682	[a]	3,756,485
Matthews International, Cl. A	62,335		1,793,378
Panera Bread, Cl. A	59,690	[a]	10,066,122
Regis	123,594	[b]	2,059,076
Scientific Games, Cl. A	125,853 [a]		1,035,770
Service Corporation International	454,733		6,384,451
Sotheby’s	142,700		4,442,251
Strayer Education	25,020	[b]	1,437,649
Wendy’s	616,832		2,633,873
WMS Industries	118,640 [a]		1,949,255
			55,654,228
Diversified Financials—2.7%
Affiliated Managers Group	108,756 [a]		13,757,634
Apollo Investment	432,731		3,440,211
CBOE Holdings	183,245		5,403,895
Eaton Vance	242,410	[b]	6,821,417
Greenhill & Co.	55,944	[b]	2,669,648
Janus Capital Group	399,385		3,394,772
Jefferies Group	267,850		3,814,184
MSCI	258,532	[a]	6,964,852
Raymond James Financial	237,076		9,042,079
SEI Investments	283,053		6,193,200
Waddell & Reed Financial, Cl. A	182,322		6,076,792
			67,578,684

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy—5.7%
Alpha Natural Resources	460,107	[a,b]	3,943,117
Arch Coal	452,632	[b]	3,602,951
Atwood Oceanics	119,234	[a]	5,699,385
Bill Barrett	103,071	[a]	2,361,357
CARBO Ceramics	41,901	[b]	3,098,579
Cimarex Energy	182,210		10,418,768
Dresser-Rand Group	160,478	[a]	8,269,431
Dril-Quip	76,067	[a]	5,268,400
Energen	153,015		7,138,150
Forest Oil	253,579	[a]	1,922,129
Helix Energy Solutions Group	204,627 [a]		3,538,001
HollyFrontier	430,957		16,647,869
Northern Oil and Gas	123,707	[a,b]	1,875,398
Oceaneering International	227,131		11,885,765
Oil States International	116,087 [a]		8,485,960
Patterson-UTI Energy	322,157	[b]	5,212,500
Plains Exploration & Production	273,434 [a]		9,750,656
Quicksilver Resources	248,605	[a,b]	962,101
Rosetta Resources	110,777	[a]	5,100,173
SM Energy	138,236		7,453,685
Superior Energy Services	329,673 [a]		6,702,252
Tidewater	104,181		4,949,639
Unit	90,418	[a]	3,648,366
World Fuel Services	153,196		5,315,901
			143,250,533
Food & Staples Retailing—.2%
Harris Teeter Supermarkets	102,259		3,829,600
SUPERVALU	444,211	[b]	1,381,496
			5,211,096
Food, Beverage & Tobacco—2.0%
Flowers Foods	244,938		4,822,829
Green Mountain Coffee Roasters	272,931 [a,b]		6,594,013
Hillshire Brands	252,204		6,559,826
Ingredion	161,546		9,928,617
Lancaster Colony	40,923		2,978,376

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Post Holdings	68,254	[a]	2,153,414
Ralcorp Holdings	115,935	[a]	8,369,348
Smithfield Foods	281,290	[a]	5,758,006
Tootsie Roll Industries	43,060	[b]	1,147,549
Universal	49,062	[b]	2,431,513
			50,743,491
Health Care Equipment & Services—6.0%
Allscripts Healthcare Solutions	358,134	[a]	4,627,091
AMERIGROUP	103,432	[a]	9,447,479
Community Health Systems	193,332	[a]	5,301,163
Cooper	100,512		9,647,142
Health Management Associates, Cl. A	545,856	[a]	3,984,749
Health Net	174,902	[a]	3,763,891
Henry Schein	187,478	[a]	13,832,127
Hill-Rom Holdings	129,663		3,642,234
HMS Holdings	183,589	[a]	4,239,070
Hologic	560,778	[a]	11,563,242
IDEXX Laboratories	115,556	[a]	11,116,487
LifePoint Hospitals	104,057	[a]	3,677,374
Masimo	108,762	[a]	2,389,501
MEDNAX	105,507	[a]	7,277,873
Omnicare	236,467		8,165,206
Owens & Minor	133,243		3,793,428
ResMed	298,692	[b]	11,929,758
STERIS	123,164		4,385,870
Teleflex	85,871		5,834,934
Thoratec	122,908	[a]	4,387,816
Universal Health Services, Cl. B	187,029		7,741,130
VCA Antech	186,980	[a]	3,661,068
WellCare Health Plans	91,658	[a]	4,362,921
			148,771,554
Household & Personal Products—1.0%
Church & Dwight	294,767		14,962,373
Energizer Holdings	136,535		9,962,959
			24,925,332

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Insurance—4.6%
Alleghany	35,866	[a]	12,467,022
American Financial Group	164,863		6,396,684
Arthur J. Gallagher & Co.	256,506		9,090,573
Aspen Insurance Holdings	149,204		4,826,749
Brown & Brown	249,502		6,374,776
Everest Re Group	109,754		12,188,182
Fidelity National Financial, Cl. A	446,784		9,565,645
First American Financial	226,066		5,143,001
Hanover Insurance Group	94,819		3,423,914
HCC Insurance Holdings	212,279		7,565,624
Kemper	114,075		3,536,325
Mercury General	76,568		3,103,301
Old Republic International	504,491		4,984,371
Protective Life	167,374		4,569,310
Reinsurance Group of America	156,301		8,271,449
StanCorp Financial Group	92,798		3,187,611
W.R. Berkley	235,552		9,160,617
			113,855,154
Materials—6.9%
Albemarle	189,701		10,454,422
AptarGroup	141,328		7,247,300
Ashland	154,801		11,014,091
Cabot	124,402		4,448,616
Carpenter Technology	93,954		4,567,104
Commercial Metals	240,935		3,315,266
Compass Minerals International	70,371		5,548,753
Cytec Industries	97,806		6,731,009
Domtar	75,082		5,987,789
Greif, Cl. A	63,711		2,673,314
Intrepid Potash	111,738	[a]	2,428,067
Louisiana-Pacific	289,436 [a]		4,570,194
Martin Marietta Materials	96,212	[b]	7,919,210
Minerals Technologies	38,338		2,747,301
NewMarket	22,792		6,183,698
Olin	169,592		3,517,338
Packaging Corp. of America	208,263		7,345,436

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Reliance Steel & Aluminum	157,775		8,573,493
Rock-Tenn, Cl. A	149,962		10,975,719
Royal Gold	135,462		11,931,493
RPM International	279,869		7,461,308
Scotts Miracle-Gro, Cl. A	80,560	[b]	3,448,774
Sensient Technologies	104,579		3,804,584
Silgan Holdings	104,918		4,543,999
Sonoco Products	213,672		6,651,609
Steel Dynamics	460,584		5,826,388
Valspar	178,939		10,025,952
Worthington Industries	110,474		2,388,448
			172,330,675
Media—1.3%
AMC Networks, Cl. A	121,336	[a]	5,668,818
Cinemark Holdings	217,374		5,366,964
DreamWorks Animation SKG, Cl. A	152,995	[a,b]	3,116,508
John Wiley & Sons, Cl. A	97,979		4,250,329
Lamar Advertising, Cl. A	115,169 [a,b]		4,520,383
Meredith	75,343	[b]	2,521,730
New York Times, Cl. A	257,512	[a]	2,106,448
Scholastic	56,256		1,855,885
Valassis Communications	83,163 [a,b]		2,163,901
			31,570,966
Pharmaceuticals, Biotech &
Life Sciences—3.7%
Bio-Rad Laboratories, Cl. A	42,758 [a]		4,333,523
Charles River Laboratories International	103,422	[a]	3,859,709
Covance	116,203	[a]	5,660,248
Endo Health Solutions	245,831 [a]		7,045,516
Medicis Pharmaceutical, Cl. A	127,001	[b]	5,513,113
Mettler-Toledo International	65,746	[a]	11,135,400
Regeneron Pharmaceuticals	158,499	[a]	22,554,408
Techne	72,384		4,875,786
United Therapeutics	100,570 [a]		4,593,032
Vertex Pharmaceuticals	456,605	[a]	22,026,625
			91,597,360

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate—9.8%
Alexander & Baldwin	88,163	[a]	2,550,556
Alexandria Real Estate Equities	133,077	[c]	9,372,613
American Campus Communities	217,503	[c]	9,855,061
BioMed Realty Trust	324,224	[c]	6,199,163
BRE Properties	162,959	[c]	7,879,068
Camden Property Trust	177,119	[c]	11,624,320
Corporate Office Properties Trust	166,370	[c]	4,150,931
Duke Realty	572,013	[c]	8,282,748
Equity One	131,529	[c]	2,748,956
Essex Property Trust	77,162	[c]	11,574,300
Federal Realty Investment Trust	135,763	[c]	14,639,324
Highwoods Properties	159,057	[c]	5,129,588
Home Properties	104,327	[c]	6,342,038
Hospitality Properties Trust	260,276	[c]	6,017,581
Jones Lang LaSalle	93,481		7,267,213
Liberty Property Trust	249,231	[c]	8,752,993
Macerich	281,825	[c]	16,064,025
Mack-Cali Realty	174,443	[c]	4,533,774
National Retail Properties	229,612	[b,c]	7,274,108
Omega Healthcare Investors	227,228	[b,c]	5,212,610
Potlatch	86,069	[c]	3,311,935
Rayonier	260,067	[c]	12,745,884
Realty Income	282,743	[b,c]	11,103,318
Regency Centers	190,692	[c]	9,157,030
Senior Housing Properties Trust	374,324	[c]	8,227,641
SL Green Realty	190,902	[c]	14,374,921
Taubman Centers	130,769	[c]	10,271,905
UDR	529,997	[c]	12,863,027
Weingarten Realty Investors	233,257	[c]	6,297,939
			243,824,570
Retailing—5.1%
Aaron’s	147,402		4,544,404
Advance Auto Parts	155,412		11,024,927
Aeropostale	166,225	[a]	1,986,389
American Eagle Outfitters	379,460		7,919,330
ANN	102,422	[a]	3,601,158

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Ascena Retail Group	257,544	[a]	5,099,371
Barnes & Noble	88,010	[a]	1,482,088
Cabela’s	96,802	[a]	4,337,698
Chico’s FAS	347,090		6,455,874
Dick’s Sporting Goods	205,854		10,292,700
Foot Locker	317,497		10,636,149
Guess?	128,190		3,176,548
HSN	77,965		4,055,739
LKQ	627,606	[a]	13,110,689
Office Depot	605,206	[a]	1,500,911
Rent-A-Center	123,121		4,103,623
Saks	213,925	[a,b]	2,199,149
Signet Jewelers	171,562		8,880,049
Tractor Supply	149,322		14,370,749
Williams-Sonoma	183,698		8,492,359
			127,269,904
Semiconductors & Semiconductor
Equipment—1.7%
Atmel	929,189	[a]	4,334,667
Cree	246,232	[a,b]	7,468,217
Cypress Semiconductor	285,767	[a]	2,831,951
Fairchild Semiconductor International	266,716 [a]		3,136,580
Integrated Device Technology	298,434 [a]		1,623,481
International Rectifier	148,486 [a]		2,300,048
Intersil, Cl. A	268,147		1,890,436
MEMC Electronic Materials	467,585	[a]	1,178,314
RF Micro Devices	578,517	[a]	2,551,260
Semtech	140,238	[a]	3,501,743
Silicon Laboratories	80,347	[a]	3,247,626
Skyworks Solutions	404,609	[a]	9,467,851
			43,532,174
Software & Services—9.3%
ACI Worldwide	82,267	[a]	3,216,640
Acxiom	161,756	[a]	2,952,047
Advent Software	69,784	[a]	1,514,313
Alliance Data Systems	105,085	[a,b]	15,032,409

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
ANSYS	194,188	[a]	13,764,045
AOL	190,354		6,534,853
Broadridge Financial Solutions	265,300		6,088,635
Cadence Design Systems	583,320	[a]	7,384,831
Compuware	452,801	[a]	3,921,257
Concur Technologies	94,274	[a]	6,243,767
Convergys	235,093		3,951,913
CoreLogic	219,974	[a]	5,235,381
DST Systems	64,117		3,657,234
Equinix	101,982	[a]	18,398,573
FactSet Research Systems	86,794	[b]	7,859,197
Fair Isaac	73,666		3,432,836
Gartner	197,270	[a]	9,155,301
Global Payments	167,452		7,158,573
Informatica	230,476	[a]	6,255,119
Jack Henry & Associates	180,225		6,848,550
Lender Processing Services	179,043		4,316,727
ManTech International, Cl. A	49,579	[b]	1,138,830
Mentor Graphics	195,779	[a]	3,038,490
MICROS Systems	168,204	[a]	7,634,780
Monster Worldwide	262,138	[a,b]	1,630,498
NeuStar, Cl. A	140,777	[a]	5,151,030
Parametric Technology	247,803	[a]	5,000,665
Rackspace Hosting	229,682	[a]	14,628,447
Rovi	231,180	[a]	3,127,865
SolarWinds	127,223	[a]	6,436,212
Solera Holdings	147,093		6,885,423
Synopsys	316,081	[a]	10,177,808
TIBCO Software	326,501	[a]	8,231,090
ValueClick	147,588	[a]	2,460,292
VeriFone Systems	228,797	[a]	6,781,543
WEX	81,271	[a]	5,996,174
			231,241,348
Technology Hardware & Equipment—3.7%
ADTRAN	132,742	[b]	2,242,012
Arrow Electronics	230,837	[a]	8,132,388

Common Stocks (continued)	Shares		Value ($)
Technology Hardware & Equipment (continued)
Avnet	299,795	[a]	8,589,127
Ciena	214,126	[a,b]	2,657,304
Diebold	131,373		3,908,347
Ingram Micro, Cl. A	320,302	[a]	4,868,590
InterDigital	88,923	[b]	3,387,077
Itron	84,770	[a]	3,480,656
Lexmark International, Cl. A	146,665	[b]	3,118,098
National Instruments	200,104		4,714,450
NCR	337,620	[a]	7,184,554
Plantronics	90,308		2,929,591
Polycom	373,288	[a]	3,740,346
QLogic	197,105	[a]	1,848,845
Riverbed Technology	326,061	[a]	6,022,347
Tech Data	78,942	[a]	3,497,920
Tellabs	756,568		2,209,179
Trimble Navigation	266,258	[a]	12,562,052
Vishay Intertechnology	275,601	[a]	2,281,976
Zebra Technologies, Cl. A	108,822	[a]	3,909,974
			91,284,833
Telecommunication Services—.5%
Telephone & Data Systems	211,237		5,253,464
TW Telecom	320,357	[a]	8,159,493
			13,412,957
Transportation—2.7%
Alaska Air Group	147,132	[a]	5,626,328
Con-way	115,880		3,373,267
Genesee & Wyoming, Cl. A	90,644	[a]	6,568,971
JB Hunt Transport Services	191,804		11,258,895
JetBlue Airways	471,689	[a]	2,495,235
Kansas City Southern	232,869		18,736,640
Kirby	117,161	[a]	6,734,414
Landstar System	98,345		4,981,174
Matson	88,163		1,873,464
UTi Worldwide	217,800		3,025,242
Werner Enterprises	95,029		2,200,872
			66,874,502

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Utilities—5.1%
Alliant Energy	233,369		10,431,594
Aqua America	296,524		7,528,744
Atmos Energy	191,417		6,885,269
Black Hills	94,264		3,371,823
Cleco	126,854		5,473,750
Great Plains Energy	324,963		7,292,170
Hawaiian Electric Industries	206,350		5,340,338
IDACORP	106,699		4,771,579
MDU Resources Group	400,463		8,702,061
National Fuel Gas	176,640		9,308,928
NV Energy	496,680		9,441,887
OGE Energy	209,021		12,035,429
PNM Resources	169,783		3,762,391
Questar	369,977		7,488,334
UGI	235,858		7,615,855
Vectren	174,486		5,159,551
Westar Energy	267,980		7,959,006
WGL Holdings	108,515		4,315,642
			126,884,351
Total Common Stocks
(cost $1,951,766,025)			2,423,684,851
	Principal
Short-Term Investments—.1%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.10%, 12/20/12
(cost $3,064,582)	3,065,000	[d]	3,064,592

Other Investment—2.7%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $67,011,162)	67,011,162	[e]	67,011,162

Investment of Cash Collateral
for Securities Loaned—5.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $140,018,864)	140,018,864 [e]	140,018,864

Total Investments (cost $2,161,860,633)	105.6%	2,633,779,469
Liabilities, Less Cash and Receivables	(5.6%)	(138,799,727)
Net Assets	100.0%	2,494,979,742

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2012, the value of the fund’s securities on loan was
$136,832,736 and the value of the collateral held by the fund was $140,159,078, consisting of cash collateral of
$140,018,864 and U.S. Government & Agency securities valued at $140,214.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Capital Goods	11.0	Technology Hardware & Equipment	3.7
Real Estate	9.8	Diversified Financials	2.7
Software & Services	9.3	Transportation	2.7
Short-Term/Money Market Investments	8.4	Commercial & Professional Services	2.5
Materials	6.9	Consumer Services	2.2
Health Care Equipment & Services	6.0	Food, Beverage & Tobacco	2.0
Energy	5.7	Semiconductors & Semiconductor
Retailing	5.1	Equipment	1.7
Utilities	5.1	Media	1.3
Banks	4.6	Household & Personal Products	1.0
Insurance	4.6	Telecommunication Services	.5
Consumer Durables & Apparel	4.5	Automobiles & Components	.4
Pharmaceuticals, Biotech &		Food & Staples Retailing	.2
Life Sciences	3.7		105.6

† Based on net assets.
See notes to financial statements.

The Fund 21

STATEMENT OF FINANCIAL FUTURES

October 31, 2012

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2012	($)
Financial Futures Long
Standard & Poor’s
Midcap 400 E-mini	722	70,618,820	December 2012	(1,512,608)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $136,832,736)—Note 1(b):
Unaffiliated issuers	1,954,830,607	2,426,749,443
Affiliated issuers	207,030,026	207,030,026
Cash		1,482,251
Receivable for shares of Common Stock subscribed		4,589,785
Dividends and securities lending income receivable		1,212,126
Receivable for futures variation margin—Note 4		368,220
		2,641,431,851
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,045,360
Liability for securities on loan—Note 1(b)		140,018,864
Payable for shares of Common Stock redeemed		5,387,262
Accrued expenses		623
		146,452,109
Net Assets ($)		2,494,979,742
Composition of Net Assets ($):
Paid-in capital		1,941,937,752
Accumulated undistributed investment income—net		16,870,804
Accumulated net realized gain (loss) on investments		65,764,958
Accumulated net unrealized appreciation (depreciation)
on investments [including ($1,512,608) net unrealized
(depreciation) on financial futures]		470,406,228
Net Assets ($)		2,494,979,742
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		85,752,733
Net Asset Value, offering and redemption price per share ($)		29.10

See notes to financial statements.

The Fund 23

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	33,361,121
Affiliated issuers	62,848
Income from securities lending—Note 1(b)	1,077,398
Interest	591
Total Income	34,501,958
Expenses:
Management fee—Note 3(a,c)	6,060,549
Shareholder servicing costs—Note 3(b)	6,060,549
Directors’ fees—Note 3(a,c)	117,690
Loan commitment fees—Note 2	23,050
Interest expense—Note 2	1,640
Total Expenses	12,263,478
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(117,690)
Net Expenses	12,145,788
Investment Income—Net	22,356,170
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	90,923,872
Net realized gain (loss) on financial futures	6,574,281
Net Realized Gain (Loss)	97,498,153
Net unrealized appreciation (depreciation) on investments	139,011,157
Net unrealized appreciation (depreciation) on financial futures	(2,128,673)
Net Unrealized Appreciation (Depreciation)	136,882,484
Net Realized and Unrealized Gain (Loss) on Investments	234,380,637
Net Increase in Net Assets Resulting from Operations	256,736,807

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	22,356,170	15,937,322
Net realized gain (loss) on investments	97,498,153	99,878,176
Net unrealized appreciation
(depreciation) on investments	136,882,484	63,029,624
Net Increase (Decrease) in Net Assets
Resulting from Operations	256,736,807	178,845,122
Dividends to Shareholders from ($):
Investment income—net	(16,507,502)	(19,304,456)
Net realized gain on investments	(95,407,774)	(33,758,375)
Total Dividends	(111,915,276)	(53,062,831)
Capital Stock Transactions ($):
Net proceeds from shares sold	659,785,718	783,432,779
Dividends reinvested	104,048,555	49,197,626
Cost of shares redeemed	(715,818,898)	(857,363,779)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	48,015,375	(24,733,374)
Total Increase (Decrease) in Net Assets	192,836,906	101,048,917
Net Assets ($):
Beginning of Period	2,302,142,836	2,201,093,919
End of Period	2,494,979,742	2,302,142,836
Undistributed investment income—net	16,870,804	11,022,136
Capital Share Transactions (Shares):
Shares sold	23,482,292	27,510,306
Shares issued for dividends reinvested	4,045,898	1,753,164
Shares redeemed	(25,597,510)	(30,150,682)
Net Increase (Decrease) in Shares Outstanding	1,930,680	(887,212)

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	27.46	25.98	20.66	18.95	33.19
Investment Operations:
Investment income—net[a]	.26	.18	.25	.26	.31
Net realized and unrealized
gain (loss) on investments	2.72	1.91	5.31	2.73	(11.42)
Total from Investment Operations	2.98	2.09	5.56	2.99	(11.11)
Distributions:
Dividends from
investment income—net	(.20)	(.22)	(.24)	(.32)	(.35)
Dividends from net realized
gain on investments	(1.14)	(.39)	—	(.96)	(2.78)
Total Distributions	(1.34)	(.61)	(.24)	(1.28)	(3.13)
Net asset value, end of period	29.10	27.46	25.98	20.66	18.95
Total Return (%)	11.51	8.00	27.05	17.89	(36.64)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses
to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	.92	.64	1.07	1.45	1.16
Portfolio Turnover Rate	12.76	19.40	14.15	21.72	24.48
Net Assets, end of period
($ x 1,000)	2,494,980	2,302,143	2,201,094	1,758,165	1,581,926

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Index Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective seeks to match the performance of the Standard & Poor’s® MidCap 400 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	2,411,779,560	—	—	2,411,779,560
Equity Securities—
Foreign
Common
Stocks†	11,905,291	—	—	11,905,291
Mutual Funds	207,030,026	—	—	207,030,026
U.S. Treasury	—	3,064,592	—	3,064,592
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(1,512,608)	—	—	(1,512,608)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized (depreciation) at period end.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2012,The Bank of New York Mellon earned $461,742 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011($)	Purchases ($)	Sales ($)	10/31/2012($)	Assets (%)

Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	11,834,109	452,275,394	397,098,341	67,011,162	2.7
Dreyfus
Institutional
Cash
Advantage
Fund	126,214,503	555,785,314	541,980,953	140,018,864	5.6
Total	138,048,612	1,008,060,708	939,079,294	207,030,026	8.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $20,967,888, undistributed capital gains $89,391,593 and unrealized appreciation $442,682,509.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $18,118,885 and $19,304,456 and long-term capital gains $93,796,391 and $33,758,375, respectively.

(f) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclo-

sure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2012, was approximately $139,000 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

to pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the fund and extraordinary expenses.The Manager has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the fund and to non-interested Board members. During the period ended October 31, 2012, fees reimbursed by the Manager amounted to $117,690.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2012, the fund was charged $6,060,549 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $529,426 and Shareholder Services Plan fees $529,426, which are offset against an expense reimbursement currently in effect in the amount of $13,492.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2012, amounted to $301,400,568 and $397,361,495, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counter-party credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at October 31, 2012 are set forth in the Statement of Financial Futures.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Equity financial futures	65,648,058

At October 31, 2012, the cost of investments for federal income tax purposes was $2,191,096,960; accordingly, accumulated net unrealized appreciation on investments was $442,682,509, consisting of $643,833,328 gross unrealized appreciation and $201,150,819 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and several hundred other entities and individuals have been named as defendants in an adversary proceeding pending in the United States Bankruptcy Court for the Southern District of New York (Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al.,Adv. Pro. No. 10-04609).The complaint alleges that payments made to shareholders of Lyondell Chemical Company (“Lyondell”) in connection with the acquisition of Lyondell by Basell AF S.C.A. in a cash-out merger in or around December, 2007 constitute constructive or intentional “fraudulent transfers” under applicable state law and seeks to recover from the former Lyondell shareholders the payments received for the shares.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcome of the pending litigation. Consequently, at this time, management is unable to estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Midcap Index Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Midcap Index Fund, Inc., including the statements of investments and financial futures, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Index Fund, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2012 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $18,118,885 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns. Also, the fund hereby designates $1.1109 per share as a long-term capital gain and $.0188 per share as a short-term capital gain distribution paid on December 28, 2011 and also designates $.0134 per share as a long-term capital gain and $.0005 per share as a short-term capital gain distribution paid on March 27, 2012.

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on August 3, 2012. The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board members:
Lynn Martin†	36,779,814		872,866
Robin A. Melvin†	36,931,917		720,763
Philip L. Toia†	36,695,504		957,176
† Each new Board Member’s term commenced on September 1, 2012.

In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the fund.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (72)
Board Member (1989)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia
University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73

Lynn Martin (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from
January 2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 83
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

The Fund 43

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    30,312 in 2011 and $30,857 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2011 and $6,000 in 2012.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,742 in 2011 and $3,538 in 2012.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $876 in 2011 and $2,046 in 2012.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,299,198 in 2011 and $47,346,640 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Midcap Index Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	December 19, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)